EXHIBIT 10.5

Connecticut Bill of Sale of Personal Property

State of Connecticut         }

County of Danfield           }

KNOW ALL PERSONS BY THESE PRESENTS

THAT I, Corinne Fallacaro, Seller of all of the assets listed on Exhibit A attached hereto and made part hereof located at 20 Old Stagecoach Road, Redding, Connecticut 06896 in consideration of ten dollars and other good and valuable consideration, the receipt of payment of which is hereby acknowledged, do hereby sell and transfer to Global Music International, Inc., Buyer of the assets listed on Exhibit A located at 20 Old Stagecoach Road, Redding, Connecticut 06896. The property set forth on Exhibit A has been clearly identified.

Seller warrants that she is the lawful owner in every respect of all of the described property and that it is free and clear of all liens, security agreements, encumbrances, claims, demands, and charges of every kind whatsoever.

Seller binds Seller, her successors and assigns to warrant and defend title to all of the described property to Buyer, and its successors and assigns, forever against every person lawfully claiming the described property or any part of it.

This Bill of Sale shall be effective as to the transfer of all property listed in it as of July 28, 2004.

IN WITNESS HEREOF, this Bill of Sale is executed on August 2, 2004.

Witness:	Seller:

/s/ Lisa Pismandi	/s/ Corinne Fallacaro
Witness’ Signature	Corinne Fallacaro

Witness’ Printed Name

ACKNOWLEDGMENT

State of Connecticut         }

County of Danfield           }

Before me, the undersigned authority, on this day appeared Corinne Fallacaro, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the instrument for the purposes and consideration expressed in the instrument. Given under my hand and seal of office on August 2, 2004.

/s/ Joan E. Lavery
NOTARY PUBLIC
My commission expires June 30, 2005

EXHIBIT TO

BILL OF SALE, EFFECTIVE JULY 28, 2004

All assets of Independent Music Network, Inc. including, but not limited to, the following:

Servers, computers and equipment for website and office

1.	Foundry Server Iron load balancer Model fbsa (for 8 Servers) Ser# 7168

2.	Eight Pentium 3 web servers + 2 dual processor Pentium 3 database servers w/RAID array (250 Gig each)

The web servers and database servers run Windows 2000 Server Edition. (250 gig)

Built to spec (Internal #imn0031-38)

3.	Seven redundant mail and DNS servers running on similar hardware as the web servers, running Redhat Linux. (Internal# Imn0017-23)

(The site connected to a 100 megabit link to the internet using carrier class Cisco routers and Foundry Switch.)

4.	Seven Windows 2000 PC with 7 Sony g400 monitors running on an Intel Pentium 3 750mhz machine with 256mb RAM and 250 gig hard disk. (Internal# imn006-12)

5.	Twin Editing workstations for website and programs. (2)Mac G4 400mhz machines with 512mb RAM and 20gig hard drives on board with 250 gig external storage, with 2 Sony g500 monitors Ser #Sxbo183x5hsg.....xbo183aahsg

6.	Umax Powerlook Scanner Model 1100 Ser# haroo5a000763

7.	Sony Beta SP Video player Ser# 12865

8.	Video Master editing and storage workstation, built to spec:

1 terabyte of disk storage

6 terabyte external storage

1 gigabyte of memory

Pentium 4 processor

custom raid drive array

gigabit networking (Internal# imn03)

9.	HP color laserjet printer Model 4100. Ser#jphaeo8731 (2) HP laserjet b/w 2100 Ser#usgx070858 usgx070849

10.	Merlin Magix Phone system with 20 line capability with 20 phones, plus voice module. Ser#99dr11007408

11.	Cannon Multipass 6000 Fax, copier and scanner Ser# uxe34921

Programs, graphics & commercials

COMMERCIALS Run time Produced and edited by RDA International. (Ad Agency) and Sony

1.	Grand Finale	:30
2.	Jukebox hero	:30
3.	Hey Mickey	:30
4.	Beatbox	:15
5.	Jukebox hero	:15
6.	Hey Mickey	:15
7.	Diner	:15
8.	Grand Finale	:45
9.	Jukebox hero	:60
10.	Hey Mickey	:60
11.	Grand Finale International	:30
12	Jukebox International	:30
13.	Hey Mickey International	:30

Program/Show

The program/show consists of :

637.5 Hours of continuous looped music video show (IMNTV) streaming on the website 24/7 Consisting of :

510 hours of music videos (Avg 15 per hour)

127.5 hours of commercials and IMN graphics (avg 15 per hour)

Total time per hour is avg 45 min of music video and 15 min interspersed into show with IMN commercials and ident graphics.

Graphics Packages for show

Consist of 15 hours of master graphics prepared by Sony Studios

The masters are edited for 5 to 15 second segments for insertion into show/program.

Identified by Imn logo and rotating or fractured display of same.

Website

IMNTV and Get Huge - Trademarks

Domain name IMNTV.COM

Complete website as viewed on site.

All backup of master site and shows on storage medium.